Exhibit 99.2

Oxford Villa Wichita, KS Thrive at West Chester West Chester Township, OH Supplemental Operating & Financial Data September 2017

2 Execution of Growth Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Real Estate Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-13 Portfolio Metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . 14 Portfolio Diversification . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . 15-18 Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 21 Financial Data Summary . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 22-23 Income Statement Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 Funds from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26-27 Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28-29 Forward-Looking Statements & Non-GAAP . . . . . . . . . . . . . . . . . . . . 30 Table of Contents

WENDY SIMPSON Chairman, Chief Executive Officer and President PAM KESSLER Executive Vice President, CFO and Secretary CLINT MALIN Executive Vice President and Chief Investment Officer CECE CHIKHALE Senior Vice President, Controller and Treasurer DOUG KOREY Senior Vice President of Business Development PETER LYEW Vice President and Director of Taxes 3 Leadership GIBSON SATTERWHITE Vice President, Asset Management

BMO Capital Markets Corp . . . . . . . . . . . . . John Kim Cantor Fitzgerald. . . . . . . . . . . . . . . . . . . . . . Joseph France Capital One Securities, Inc. . . . . . . . . . . . . . Daniel Bernstein D.A.Davidson. . . . . . . . . . . . . . . . . . . . . . . . . Doug Christopher JJ.B. Hilliard, W.L. Lyons, Inc.. . . . . . . . . . . John Roberts JMP Securities . . . . . . . . . . . . . . . . . . . . . . . Peter Martin KeyBanc Capital Markets, Inc.. . . . . . . . . . . Jordan Sadler Mitsubishi - MUFG . . . . . . . . . . . . . . . . . . . . Karin Ford Mizuho Securities USA Inc. . . . . . . . . . . . . . Rich Anderson RBC Capital Markets Corporation. . . . . . . . Chad Vanacore Wells Fargo Securities, LLC. . . . . . . . . . . . . . Todd Stender Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. 4 Analyst Coverage Thrive at Athens Athens, GA

$1.3 Billion in Total Investments Underwritten Millions Oxford Grand 5 Execution of Growth Strategy $9 $68 $44 $12 $112 $39 $94 $109 $245 $185 $25 $414 $142 $71 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 2016 2017 YTD Development/Expansions/Renovations Total Investment

Gross Real Property $1.4B Loans Receivable $0.2B Includes contractual rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended September 30, 2017. Includes three development projects consisting of two memory care communities with a total of 132 units and a skilled nursing center with 143 beds. Includes one behavioral health care hospital and three parcels of land. 6 Portfolio Overview (dollar amounts in thousands) 85.8% 14.2% Type of Property Gross Investments Skilled Nursing 97 $ 803,853 50.8% $ 68,435 $ 26,300 57.8% Assisted Living 103 743,015 46.9% 68,273 - 41.7% Under Development (2) - 26,597 1.7% - - - Other (3) 1 10,216 0.6% 866 - 0.5% Total 201 $ 1,583,681 100.0% $ 137,574 $ 26,300 100.0% Trailing Twelve Months Ended September 30, 2017 # of Properties % of Investments Rental Income (1) Interest Income (1) % of Revenues

Real Estate Activities Canterfield of Ocala Ocala, FL

Real Estate Activities – Acquisitions and Loan Originations

(dollar amounts in thousands)

Acquisitions

Date		# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Initial Cash Yield	Purchase Price	Additional Commitment [(1)]
2016	2/1	1	SNF	126 beds	Mansfield, TX	Fundamental	2015	8.50%	$ 16,000	$ -
	4/21	1	MC	60 units	Louisville, KY	Clarity Pointe	2016	- [(4)]	14,250	-
	4/29	2	MC	120 units	Wichita & Overland Park, KS	Anthem Memory Care	2011/2013	8.00%	25,000	750
	6/14	1	ALF/MC	70 units	Athens, GA	Thrive Senior Living	2016	- [(4)]	14,300	-
	9/30	1	UDP[(2)(3)]	143 beds	Union, KY	Carespring	2016-2018	8.50%	5,300	19,025
	10/28	1	UDP[(2)]	66 units	Oak Lawn, IL	Anthem Memory Care	2016-2018	9.00%	1,591	12,878
		7		316 units/269 beds					$ 76,441	$ 32,653
2017	6/16	2	ALF/MC/ILF	180 units	Clovis, CA	Frontier	2014/2016	7.00%	$ 38,813	$ -
	6/23	1	MC	60 units	West Chester, OH	Thrive Senior Living	2017	- [(4)]	15,650	-
	10/31	1	ALF/MC	73 units	Kansas City, MO	Oxford Senior Living	2017	7.00%	16,555	-
		4		313 units					$ 71,018	$ -

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q.
(2) See page 10 for development activities.
(3) Represents purchase of land and initial improvements.
(4) Transitioned two memory care communities in our portfolio from Clarity Pointe to Thrive. The Thrive master lease was amended and restated to include these two memory care communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (five in lease-up and one stabilized) is approximately $6,400 which represents a lease rate of 7.35% which excludes future annual variable rent escalators.

Loan Originations

Date		# of Properties	Property Type	# Beds/ Units	Location	Loan Type	Maturity Date	Operator	Origination	Total Funded to Date	2017 YTD Revenue [(1)]	Stated Interest Rate
2016	4/29	2	SNF	216 beds	East Lansing, MI	Mortgage	Apr-20	Prestige Healthcare	$ 12,250 [(2)]	$ 8,702	$ 590	9.41%
	8/31	2	SNF	146 beds	Albany & Florence, OR	Mezzanine	Sep-21	Regency Pacific	1,400 [(3)]	1,200	137	15.00%
	12/22	64	SNF	7,786 beds	Various states	Mezzanine	Nov-21	Genesis	12,500 [(4)]	12,500	1,162	LIBOR +11.75%
		68		8,148 beds					$ 26,150	$ 22,402	$ 1,889	

(1) Represents year-to-date GAAP interest income.
(2) Represents the origination of a 4-year first mortgage loan for $12,250, funding $7,750 at closing with the remaining commitment of $4,500 available for approved capital improvement projects. Additionally, we committed $8,000 to be funded upon the properties achieving certain predetermined coverage thresholds.
(3) Represents a mezzanine loan secured by a second mortgage on two skilled nursing centers in Oregon.
(4) Represents a mezzanine loan on a portfolio of 64 skilled nursing centers located in eight states.

8

Real Estate Activities – Unconsolidated Joint Ventures (dollar amounts in thousands) Currently, 6% is paid in cash and 9% is deferred. Currently, 10% is paid in cash and 5% is deferred. In the 2nd quarter of 2017, we funded $2,747 and withheld $653 which will be applied to interest. Currently, 10% is paid in cash and 5% is deferred. “We're focused on building mutually beneficial partnerships based on trust, transparency and shared success.” Wendy Simpson Chairman, CEO & President LTC Properties 9 Canterfield of Ocala Ocala, FL # of Projects 3Q17 Funding 2015 Peoria & Yuma, AZ 4 Senior Lifestyle ALF/MC/ILF Preferred Equity 15.00% (1) 585 units 25,650 $ 113 $ 23,014 $ 2,636 $ 2015 Ocala, FL 1 Canterfield UDP-ALF/IL/MC Mezzanine 15.00% (2) 99 units 2,900 - 2,900 - 2016 Fort Myers, FL 1 Canterfield UDP-ALF/MC Mezzanine 15.00% (3) 127 units 3,400 - 3,400 - 811 units 31,950 $ 113 $ 29,314 $ 2,636 $ Total Funded to Date Remaining Commitment Commitment Year Location Return Investment Commitment # Beds/ Units Operator Property Type Investment Type

Real Estate Activities – De Novo Development (dollar amounts in thousands) Includes purchase of land and initial improvement funding, if applicable, and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other.” During the nine months ended September 30, 2017, we issued a notice of default on the master lease covering these two properties under development and nine additional operational memory care communities resulting from lessee’s partial payment of minimum rent. Subsequent to September 30, 2017, we entered into a forbearance agreement with our lessee whereby we have agreed to not pursue enforcement of our rights and remedies pertaining to known events of default under the master lease and guarantees through December 31, 2017, with the stipulation, among other conditions, that the lessee pay $400 per month toward their obligations of the master lease through December 31, 2017. Harvester Place Burr Ridge, IL 10 Rendering: Boonespring of Boone County Union, KY Location Operator # of Projects Property Type # Beds/ Units - (3) 2015 Glenview, IL Anthem 1 MC 9.00% 66 units 15,814 $ 1,723 $ 522 $ 11,913 $ 4,423 $ - (3) 2016 Oak Lawn, IL Anthem 1 MC 9.00% 66 units 14,469 1,123 125 4,969 9,625 4Q18 2016 Union, KY Carespring 1 SNF 8.50% 143 beds 24,325 1,616 300 9,715 14,910 Total 3 8.78% 132 units/143 beds 54,608 $ 4,462 $ 947 $ 26,597 $ 28,958 $ Remaining Commitment (2) Total Project Basis to Date Total Capitalized Interest/Other Estimated Rent/Interest Inception Date Commitment Year Investment Commitment (1) 3Q17 Funding Approximate Initial Cash Yield

Real Estate Activities – Expansions & Renovations (dollar amounts in thousands) Commitments are part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding. Interest payment increases upon each funding. Mortgage Loans Medilodge of Richmond Richmond, MI 11 Project Type Operator # of Projects Property Type - (1) 2015 Expansion Richmond, MI Prestige Healthcare 1 SNF 10,000 $ 210 $ 9,378 $ 622 $ - (1) 2015 Expansion Rochester Hills, MI Prestige Healthcare 1 SNF 10,000 1 930 9,070 - (2) 2015 Renovation Farmington & Howell, MI Prestige Healthcare 2 SNF 5,000 220 1,580 3,420 - (2) 2016 Expansion Grand Blanc, MI Prestige Healthcare 1 SNF 5,500 889 1,832 3,668 - (2) 2016 Renovation East Lansing, MI Prestige Healthcare 2 SNF 4,500 185 952 3,548 Total 7 35,000 $ 1,505 $ 14,672 $ 20,328 $ Total Funded to Date Remaining Commitment Investment Commitment 3Q17 Funding 9.41% Estimated Interest Inception Date Commitment Year Location Approximate Initial Cash Yield 9.41% 9.41% 9.41% 9.41%

Real Estate Activities – Lease-Up

(dollar amounts in thousands)

Lease-Up

Date Acquired	Date Opened [1]	Occupancy at 9/30/17	Development Commitment Year	Project Type	Location	Operator	# of Projects	Property Type	Approximate Initial Cash Yield	# of Units	Total Investment[2]
Oct-14	Feb-16	56%	2014	Development	Burr Ridge, IL	Anthem [3]	1	MC	9.30%	66 units	$ 12,248
Sep-15	Aug-16	52%	2015	Development	Murrieta, CA	Anthem [3]	1	MC	9.00%	66 units	12,904
May-15	Jul-16	35%	2015	Development	Tinley Park, IL	Anthem [3]	1	MC	9.25%	66 units	11,962
							3			198 units	$ 37,114
Jun-17	Sep-16	73%	N/A	Acquisition	Clovis, CA	Frontier	1	MC/ILF	7.00%	73 units	$ 17,226
Jun-17	Nov-14	77%	N/A	Acquisition	Clovis, CA	Frontier	1	ALF	7.00%	107 units	21,669
							2			180 units	$ 38,895
May-15	Nov-16	38%	2015	Development	Wichita, KS	Oxford Senior Living	1	ILF	7.43%	108 units	$ 14,172
Apr-16	Mar-16	73%	N/A	Acquisition	Louisville, KY	Thrive Senior Living [5]	1	MC		60 units	$ 14,178
Jun-16	May-16	84%	N/A	Acquisition [4]	Athens, GA	Thrive Senior Living [5]	1	ALF/MC		70 units	14,382
Feb-15	May-16	65%	2015	Development	Corpus Christi, TX	Thrive Senior Living [5]	1	MC		56 units	11,847
Feb-15	Sep-16	61%	2015	Development	Murrells Inlet, SC	Thrive Senior Living [5]	1	ALF/MC		89 units	15,935
Jun-17	Apr-17	45%	2017	Acquisition [4]	West Chester, OH	Thrive Senior Living [5]	1	MC		60 units	15,909
							5		7.35% [5]	335 units	$ 72,251
						Total	11			821 units	$ 162,432

(1) Represents date of Certificate of Occupancy.
(2) Total Investment for acquisitions include closing costs.
(3) During the nine months ended September 30, 2017, we issued a notice of default on the master lease covering two properties under development and nine additional operational memory care communities resulting from lessee's partial payment of minimum rent. Subsequent to September 30, 2017, we entered into a forbearance agreement with our lessee whereby we have agreed to not pursue enforcement of our rights and remedies pertaining to known events of default under the master lease and guarantees through December 31, 2017, with the stipulation, among other conditions, that the lessee pay $400 per month toward their obligations of the master lease through December 31, 2017.
(4) Property was newly constructed and purchased following issuance of final certificate of occupancy and licensure.
(5) Transitioned two memory care communities in our portfolio from Clarity Pointe to Thrive. The Thrive master lease was amended and restated to include these two memory care communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (five in lease-up and one stabilized) is approximately $6,400 which represents a lease rate of 7.35% which excludes future annual variable rent escalators.

12

Real Estate Activities – Lease-Up History

Lease-Up History

Property	Location	Operator	Property Type	Project Type	# Beds/Units	Date Acquired	Date Opened [1]	Date Stabilized	# of months to Stabilization
Highline Place	Littleton, CO	Anthem	MC	Development	60 units	May 2012	Jul 2013	Sep 2013	2
Willowbrook Place - Kipling	Littleton, CO	Anthem	MC	Development	60 units	Sep 2013	Aug 2014	Dec 2015	16
Chelsea Place	Aurora, CO	Anthem	MC	Development	48 units	Sep 2013	Dec 2014	Mar 2016	15
Greenridge Place	Westminster, CO	Anthem	MC	Development	60 units	Dec 2013	Feb 2015	Feb 2017	24
Coldspring Transitional Care Center	Cold Spring, KY	Carespring	SNF	Development	143 beds	Dec 2012	Nov 2014	Jun 2016	19
Hillside Heights Rehabilitation Suites	Amarillo, TX	Fundamental	SNF	Redevelopment	120 beds	Oct 2011	Jul 2013	Aug 2013	1
Pavilion at Glacier Valley	Slinger, WI	Fundamental	SNF	Redevelopment	106 beds	Feb 2015	Feb 2014	Feb 2016	24
Pavilion at Creekwood [2]	Mansfield, TX	Fundamental	SNF	Acquisition	126 beds	Feb 2016	Jul 2015	Feb 2017	12
Mustang Creek Estates	Frisco, TX	Mustang Creek Mgmt	ALF/MC	Development	80 units	Dec 2012	Oct 2014	Dec 2015	14
The Oxford Grand	Wichita, KS	Oxford Senior Living	ALF/MC	Development	77 units	Oct 2012	Oct 2013	Sep 2014	11
Thrive at Deerwood [2]	Jacksonville, FL	Thrive Senior Living	MC	Acquisition	60 units	Sep 2015	Jul 2015	Jul 2017	24

(1) Represents date of Certificate of Occupancy.
(2) Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. The occupancy for the Mansfield, TX and Jacksonville, FL properties at September 30, 2017 are 71% and 58%, respectively.

13

Same Property Portfolio Statistics (1) Stabilized Property Portfolio TTM Ended June 30, 2017 14 Portfolio Metrics 29.5% 15.6% 54.9% Medicaid Medicare Private Pay Total Portfolio Payor Source 45.3% 24.5% 30.2% Medicaid Medicare Private Pay SNF Portfolio Payor Source Owned Properties 2Q17 1Q17 2Q17 1Q17 2Q17 1Q17 Assisted Living 85.8% 84.8% 1.43 1.46 1.22 1.23 Skilled Nursing 77.9% 78.3% 1.93 2.03 1.41 1.47 (1) Information is for the trailing twelve months through June 30, 2017 and March 31, 2017 and is from property level operator financial statements which are unaudited and have not been independently verified by LTC. Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage

Skilled Nursing (97) Assisted Living (103) Other * (1) Under Development (3) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 5 25 1 1 2 3 5 1 2 4 2 3 2 5 6 16 5 3 7 12 4 8 7 4 3 13 7 4 1 1 1 20 3 1 2 3 9 1 1 1 1 201 Properties 3 Development Projects 3 Land Parcels 28 States 28 Operators * Behavioral health care hospital 2 15 Portfolio Diversification – Geography (as of September 30, 2017)

Approximately 69% of our properties are in the Top 100 MSAs Gross Portfolio by MSA (1) Portfolio Diversification – Geography (as of September 30, 2017, dollar amounts in thousands) The MSA rank by population as of July 1, 2016, as estimated by the United States Census Bureau. Due to master leases with properties in multiple states, revenue by state is not available. Includes one behavioral health care hospital and three parcels of land. 16 48.0% 20.7% 19.1% 8.3% 3.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro-SA Cities not in MSA or Micro-SA Population 20.2M – 2.1M MSAs 1 - 31 Population 2.1M – 0.6M MSAs 32 - 100 Population 0.5M – 55K MSAs > 100 Population 216K – 13K Cities in a Micro-SA Population less than 100K Cities not in MSA State (1) # of Props SNF % ALF % UDP % % % Texas 41 218,475 $ 27.2% 50,804 $ 6.8% - $ - - $ - 269,279 $ 17.0% Michigan 20 222,973 27.7% - - - - 943 9.2% 223,916 14.1% Wisconsin 10 13,946 1.7% 112,367 15.1% - - - - 126,313 8.0% Ohio 14 54,000 6.7% 61,258 8.2% - - - - 115,258 7.3% Colorado 16 8,044 1.0% 106,879 14.4% - - - - 114,923 7.3% California 7 22,130 2.8% 80,124 10.8% - - - - 102,254 6.5% Florida 12 35,362 4.4% 39,247 5.3% - - - - 74,609 4.7% Illinois 3 - - 55,001 7.4% 16,881 63.5% - - 71,882 4.5% Kansas 11 14,112 1.8% 57,577 7.8% - - - - 71,689 4.5% New Jersey 4 - - 62,064 8.4% - - - - 62,064 3.9% All Others 63 214,811 26.7% 117,694 15.8% 9,716 36.5% 9,273 90.8% 351,494 22.2% Total 201 803,853 $ 100.0% 743,015 $ 100.0% 26,597 $ 100.0% 10,216 $ 100.0% 1,583,681 $ 100.0% Gross Investment OTH (2)

Portfolio Diversification – Operators

(as of September 30, 2017, dollar amounts in thousands)

Operators	# of Properties	Annual Income [1]	%	Gross Investment	%
Prestige Healthcare	22	$ 27,410	16.4%	$ 236,105	14.9%
Senior Lifestyle Corporation	23	18,970	11.4%	189,025	11.9%
Brookdale Senior Living	37	16,034	9.6%	126,991	8.0%
Senior Care Centers	11	15,756	9.4%	138,109	8.7%
Preferred Care	26	11,278	6.8%	86,998	5.5%
Anthem Memory Care [2]	9	10,379	6.2%	121,138	7.7%
Genesis Healthcare	8	8,434	5.1%	54,864	3.5%
Fundamental	7	8,306	5.0%	74,652	4.7%
Carespring Health Care Management	3	7,635	4.6%	87,261	5.5%
Traditions Senior Management	5	7,056	4.2%	62,877	4.0%
All Others	50	35,557	21.3%	405,661	25.6%
	201	$ 166,815	100.0%	$ 1,583,681	100.0%

(1) Includes annualized GAAP rent for leased properties except for Anthem as described below, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended September 30, 2017.

(2) During the nine months ended September 30, 2017, we issued a notice of default on the master lease covering two properties under development and nine additional operational memory care communities resulting from lessee's partial payment of minimum rent. Subsequent to September 30, 2017, we entered into a forbearance agreement with our lessee whereby we have agreed to not pursue enforcement of our rights and remedies pertaining to known events of default under the master lease and guarantees through December 31, 2017, with the stipulation, among other conditions, that the lessee pay $400 per month toward their obligations of the master lease through December 31, 2017. Accordingly, this lease is being accounted for on a cash basis.

Annual Income by Operator



All Others
Prestige Healthcare
Senior Lifestyle
Brookdale
Senior Care
Preferred Care
Anthem
Genesis
Fundamental
Carespring
Traditions Sr Mgmt
21.3%
16.4%
11.4%
9.6%
9.4%
6.8%
6.2%
5.1%
5.0%
4.6%
4.2%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%

17

Privately Held NYSE: GEN Privately Held Privately Held Privately Held Exclusively MC SNF/ALF Senior Living SNF/MC Hospitals & Other Rehab SNF/ALF/ILF Transitional Care SNF/ALF/ILF 10 Properties More than 450 Properties 96 Properties 11 Properties 34 Properties 4 States 30 States 10 States 2 States 6 States Portfolio Diversification - Top Ten Operator Profiles (as of September 30, 2017) Privately Held Privately Held NYSE: BKD Privately Held Privately Held SNF/ALF/ILF Other Rehab ALF/ILF/MC/SNF Short Term Stays ALF/ILF/MC Continuing Care SNF/ALF/ILF/MC Transitional Care & Rehab SNF/ALF/ILF Specialty Care 68 Properties 176 Properties Approx 1,039 Properties 107 Properties 109 Properties 7 States 25 States 46 States 2 States 12 States 18

(As a % of Total Annual Income)(1) Portfolio Maturity (as of September 30, 2017, dollar amounts in thousands) Includes annualized GAAP rent for leased properties except for Anthem as described below, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended September 30, 2017. During the nine months ended September 30, 2017, we issued a notice of default on the Anthem master lease covering two properties under development and nine additional operational memory care communities resulting from lessee’s partial payment of minimum rent. Subsequent to September 30, 2017, we entered into a forbearance agreement with our lessee whereby we have agreed to not pursue enforcement of our rights and remedies pertaining to known events of default under the master lease and guarantees through December 31, 2017, with the stipulation, among other conditions, that the lessee pay $400 per month toward their obligations of the master lease through December 31, 2017. Accordingly, this lease is being accounted for on a cash basis. 19 5.5% 0.9% 8.4% 8.5% 0.7% 1.5% 1.6% 57.1% 0.0% 0.1% 0.5% 0.0% 0.0% 0.0% 0.0% 15.2% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2018 2019 2020 2021 2022 2023 2024 Thereafter Leases Loans % of Total % of Total Annual Income (1) % of Total 2018 9,101 $ 6.5% - - 9,101 $ 5.5% 2019 1,571 1.1% 125 0.5% 1,696 1.0% 2020 14,058 10.0% 775 2.9% 14,833 8.9% 2021 14,218 10.1% - - 14,218 8.5% 2022 1,175 0.8% - - 1,175 0.7% 2023 2,539 1.8% - - 2,539 1.5% 2024 2,630 1.9% - - 2,630 1.6% Thereafter (2) 95,223 67.8% 25,400 96.6% 120,623 72.3% Total 140,515 $ 100.0% 26,300 $ 100.0% 166,815 $ 100.0% Year Rental Income (1) Interest Income (1)

Enterprise Value (amounts in thousands, except per share amounts and number of shares) Capitalization Total Debt Common Stock Subsequent to September 30, 2017, we paid down $5,000 and borrowed an additional $20,000 under our unsecured revolving line of credit. Accordingly, we have $70,000 outstanding under our unsecured revolving line of credit with $530,000 available for borrowing. Represents outstanding balance of $584,133, net of debt issue costs of $1,183. Rate includes amortization of debt issue cost. Closing price of our common stock as reported by the NYSE on September 30, 2017. See page 23 for reconciliation of annualized normalized EBITDA. 20 74.5% 25.5% Capitalization Bank borrowings - weighted average rate 3.0% (1) 55,000 $ Senior unsecured notes - weighted average rate 4.5% (2) 582,950 Total debt - weighted average rate 4.4% 637,950 25.5% 9/30/17 No. of shares Common stock 39,570,769 46.98 $ (3) 1,859,035 74.5% 2,496,985 $ 100% Less: Cash and cash equivalents (3,842) 2,493,143 $ Debt to Enterprise Value 25.6% Debt to Annualized Normalized EBITDA (4) 4.2x Enterprise Value At September 30, 2017 Debt Equity Closing Price Total Market Value

Debt Maturity (as of September 30, 2017, dollar amounts in thousands) Debt Structure Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Subsequent to September 30, 2017, we paid down $5,000 and borrowed an additional $20,000 under our unsecured revolving line of credit. Accordingly, we have $70,000 outstanding under our unsecured revolving line of credit with $530,000 available for borrowing. Reflects scheduled principal payments. Excludes debt issue costs which are included in the senior unsecured notes balance shown on page 20. 21 $0 $55,000 $0 $0 $0 $0 $0 $12,000 $38,167 $33,666 $40,160 $47,160 $48,160 $364,820 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2017 2018 2019 2020 2021 2022 Thereafter Unsecured Line Senior Unsecured Notes 8.6% 91.4% Senior Unsecured Notes Unsecured Line of Credit $ - $ 12,000 $ 12,000 1.9% 55,000 38,167 93,167 14.6% - 33,666 33,666 5.3% - 40,160 40,160 6.3% - 47,160 47,160 7.4% - 48,160 48,160 7.5% - 364,820 364,820 57.0% $ 55,000 $ 584,133 $ 639,133 (3) 100.0% 2021 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total % of Total 2017 2018 2019 2020 2022 Thereafter Total

Financial Data Summary (dollar amounts in thousands) Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. Balance Sheet, Leverage Ratios and Coverage Ratios 22 12/31/16 12/31/15 12/31/14 Balance Sheet Gross real estate assets $1,583,681 $1,533,679 $1,418,405 $1,117,167 Net real estate assets 1,282,458 1,255,503 1,164,950 892,179 Gross asset value 1,732,582 1,673,238 1,528,879 1,189,758 Total debt (1) 637,950 609,391 571,872 280,584 Total liabilities 674,558 654,848 616,222 304,649 Preferred stock - - - 38,500 Total equity 756,635 740,048 659,202 660,121 Leverage Ratios Debt to gross asset value 36.8% 36.4% 37.4% 23.6% Debt to total enterprise value 25.6% 24.9% 26.2% 15.4% 12/31/16 12/31/15 12/31/14 Coverage Ratios Debt to normalized EBITDA 4.2x 4.2x 4.7x 2.6x Normalized EBITDA / interest incurred 4.8x 5.2x 6.7x 7.3x Normalized EBITDA / fixed charges 4.8x 5.2x 5.9x 6.0x 9/30/17 For the Year Ended 3Q17 Annualized

Financial Data Summary

(dollar amounts in thousands)

Reconciliation of Annualized Normalized EBITDA and Fixed Charges

	3Q17 Annualized[(1)]	For the Year Ended 12/31/16	12/31/15	12/31/14
Net income	$ 82,464	$ 85,115	$ 73,081	$ 73,399
Less: Gain on sale of real estate, net	-	(3,582)	(586)	(4,959)
Add: Impairment charges	-	766 [(2)]	2,250 [(3)]	-
Add: Interest expense	30,576	26,442	17,497	13,128
Add: Depreciation and amortization	38,076	35,932	29,431	25,529
Adjusted EBITDA	151,116	144,673	121,673	107,097
Add back/(deduct):				
Non-recurring one-time items	-	-	937	-
Normalized EBITDA	$ 151,116	$ 144,673	$ 122,610	$ 107,097
Interest expense:	$ 30,576	$ 26,442	$ 17,497	$ 13,128
Add: Capitalized interest	1,024	1,408	827	1,506
Interest incurred	$ 31,600	$ 27,850	$ 18,324	$ 14,634
Interest incurred	$ 31,600	$ 27,850	$ 18,324	$ 14,634
Preferred stock dividend	-	-	2,454	3,273
Fixed Charges	$ 31,600	$ 27,850	$ 20,778	$ 17,907

(1) Gain on sale of real assets, Impairment charges and non-recurring one-time items were not annualized.

(2) Impairment charge related to an asset held for sale.

(3) Impairment charge related to an asset sold in 2015.

Non-Cash Revenue Components

	3Q17	4Q17[(1)]	1Q18[(1)]	2Q18[(1)]	3Q18[(1)]
Straight-line rent	$ 2,055	$ 2,522	$ 2,012	$ 1,724	$ 881
Amort of lease inducement	(570)	(529)	(530)	(530)	(530)
Effective Interest	1,394	1,397	1,391	1,393	1,387
Net	$ 2,879	$ 3,390	$ 2,873	$ 2,587	$ 1,738

(1) For leases and loans in place at September 30, 2017, assuming no renewals, modification or replacement, and no new investments are added to our portfolio and excludes straight-line rent under the Anthem master lease which is in default. Subsequent to September 30, 2017, we entered into a forbearance agreement with Anthem whereby we have agreed to not pursue enforcement of our rights and remedies pertaining to known events of default under the master lease and guarantees through December 31, 2017, with the stipulation, among other conditions, that the lessee pay $400 per month toward their obligations of the master lease through December 31, 2017.

23

Income Statement Data (amounts in thousands, except per share amounts) 24 2017 2016 2017 2016 Revenues Rental income 33,233 $ 33,753 $ 103,533 $ 98,705 $ Interest income from mortgage loans 6,677 6,958 20,050 20,347 Interest and other income 1,336 131 2,753 390 Total revenues 41,246 40,842 126,336 119,442 Expenses Interest expense 7,644 6,836 22,266 19,586 Depreciation and amortization 9,519 9,155 28,186 26,623 Impairment charges - - 1,880 - (Recovery) provision for doubtful accounts (96) 43 (139) 245 Transaction costs 34 2 56 96 General and administrative expenses 4,144 4,464 13,270 12,864 Total expenses 21,245 20,500 65,519 59,414 Operating Income 20,001 20,342 60,817 60,028 Income from unconsolidated joint ventures 615 289 1,635 839 Gain on sale of real estate, net - 1,780 5,054 3,582 Net Income 20,616 22,411 67,506 64,449 Income allocated to participating securities (80) (90) (281) (296) Net income available to common stockholders 20,536 $ 22,321 $ 67,225 $ 64,153 $ Earnings per common share: Basic $0.52 $0.57 $1.71 $1.68 Diluted $0.52 $0.57 $1.70 $1.68 Weighted average shares used to calculate earnings per common share: Basic 39,428 39,057 39,403 38,161 Diluted 39,748 39,335 39,738 38,455 Dividends declared and paid per common share $0.57 $0.54 $1.71 $1.62 (unaudited) (unaudited) Three Months Ended Nine Months Ended September 30, September 30,

Consolidated Balance Sheets

(amounts in thousands, except per share amounts)

	September 30, 2017 (unaudited)	December 31, 2016 (audited)
ASSETS		
Investments:		
Land	$ 121,897	$ 116,096
Buildings and improvements	1,227,044	1,185,467
Accumulated depreciation and amortization	(294,725)	(275,861)
Operating real estate property, net	1,054,216	1,025,702
Properties held-for-sale, net of accumulated depreciation: 2017 - $4,264; 2016 - $0	6,381	-
Real property investments, net	1,060,597	1,025,702
Mortgage loans receivable, net of loan loss reserve: 2017 - $2,234; 2016 - $2,315	221,861	229,801
Real estate investments, net	1,282,458	1,255,503
Notes receivable, net of loan loss reserve: 2017 - $166; 2016 - $166	16,402	16,427
Investments in unconsolidated joint ventures	29,862	25,221
Investments, net	1,328,722	1,297,151
Other assets:		
Cash and cash equivalents	3,842	7,991
Debt issue costs related to bank borrowings	1,080	1,847
Interest receivable	13,650	9,683
Straight-line rent receivable, net of allowance for doubtful accounts: 2017 - $901; 2016 - $960	61,070	55,276
Prepaid expenses and other assets	22,829	22,948
Total assets	$ 1,431,193	$ 1,394,896

	September 30, 2017 (unaudited)	December 31, 2016 (audited)
LIABILITIES		
Bank borrowings	$ 55,000	$ 107,100
Senior unsecured notes, net of debt issue costs: 2017 - $1,183; 2016 - $1,009	582,950	502,291
Total Debt	637,950	609,391
Accrued interest	4,108	4,675
Accrued incentives and earn-outs	8,790	12,229
Accrued expenses and other liabilities	23,710	28,553
Total liabilities	674,558	654,848
EQUITY		
Stockholders' equity:		
Common stock [(1)]	396	392
Capital in excess of par value	855,746	839,005
Cumulative net income	1,080,949	1,013,443
Cumulative distributions	(1,180,456)	(1,112,792)
Total equity	756,635	740,048
Total liabilities and equity	$ 1,431,193	$ 1,394,896

(1) Common stock of $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2017 – 39,571; 2016 – 39,221

25

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Reconciliation of FFO, AFFO, and FAD 26 2017 2016 2017 2016 GAAP net income available to common stockholders 20,536 $ 22,321 $ 67,225 $ 64,153 $ Add: Depreciation and amortization 9,519 9,155 28,186 26,623 Add: Impairment charges - - 1,880 - Less: Gain on sale of real estate, net - (1,780) (5,054) (3,582) NAREIT FFO attributable to common stockholders 30,055 29,696 92,237 87,194 Less: Non-cash rental income (1,485) (2,278) (5,681) (6,755) Less: Non-cash other income (842) - (842) - Less: Effective interest income from mortgage loans (1,394) (1,352) (4,102) (3,907) Less: Deferred income from unconsolidated joint ventures (47) - (141) - Adjusted FFO (AFFO) 26,287 26,066 81,471 76,532 Add: Non-cash compensation charges 1,283 1,130 3,967 3,149 Add: Non-cash interest related to earn-out liabilities 125 223 476 538 Less: Capitalized interest (256) (251) (627) (1,193) Funds available for distribution (FAD) 27,439 $ 27,168 $ 85,287 $ 79,026 $ $0.76 $0.76 $2.33 $2.28 Nine Months Ended September 30, September 30, Three Months Ended NAREIT Diluted FFO attributable to common stockholders per share

Funds from Operations

(unaudited, amounts in thousands, except per share amounts)

Reconciliation of FFO Per Share

For the three months ended September 30,	FFO 2017	FFO 2016	AFFO 2017	AFFO 2016	FAD 2017	FAD 2016
Normalized FFO/AFFO/FAD attributable to common stockholders	$ 30,055	$ 29,696	$ 26,287	$ 26,066	$ 27,439	$ 27,168
Effect of dilutive securities:						
Participating securities	80	90	80	90	80	90
Diluted normalized FFO/AFFO/FAD assuming conversion	$ 30,135	$ 29,786	$ 26,367	$ 26,156	$ 27,519	$ 27,258
Shares for basic FFO/AFFO/FAD per share	39,428	39,057	39,428	39,057	39,428	39,057
Effect of dilutive securities:						
Stock options	9	13	9	13	9	13
Performance based stock units (MSU)	170	108	170	108	170	108
Participating securities	141	157	141	157	141	157
Shares for diluted normalized FFO/AFFO/FAD per share	39,748	39,335	39,748	39,335	39,748	39,335

For the nine months ended September 30,	FFO 2017	FFO 2016	AFFO 2017	AFFO 2016	FAD 2017	FAD 2016
Normalized FFO/AFFO/FAD attributable to common stockholders	$ 92,237	$ 87,194	$ 81,471	$ 76,532	$ 85,287	$ 79,026
Effect of dilutive securities:						
Participating securities	281	296	281	296	281	296
Diluted normalized FFO/AFFO/FAD assuming conversion	$ 92,518	$ 87,490	$ 81,752	$ 76,828	$ 85,568	$ 79,322
Shares for basic FFO/AFFO/FAD per share	39,403	38,161	39,403	38,161	39,403	38,161
Effect of dilutive securities:						
Stock options	11	13	11	13	11	13
Performance based stock units (MSU)	170	108	170	108	170	108
Participating securities	154	173	154	173	154	173
Shares for diluted normalized FFO/AFFO/FAD per share	39,738	38,455	39,738	38,455	39,738	38,455

27

28 Glossary Adjusted Funds from Operations (“AFFO”): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures. Assisted Living Properties (“ALF”): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. EBITDA: Earnings before interest, taxes, depreciation and amortization. Funds Available for Distribution (“FAD”): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges. Funds From Operations (“FFO”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs. GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income. Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value. Independent Living Properties (“ILF”): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments. Interest Income: Represents interest income from mortgage loans and other notes. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Memory Care Properties (“MC”): Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“MSA”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. Mezzanine: In 2015 the Company strategically decided to allocate a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements.

29 Glossary Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 population. Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower. Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items. Normalized EBITDAR Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. Normalized EBITDARM Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent. Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us. Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Rental Income: Represents GAAP rent net of amortized lease inducement cost. Same Property Portfolio (“SPP”): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio. Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP. Skilled Nursing Properties (“SNF”): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease-up. Under Development Properties (“UDP”): Development projects to construct seniors housing properties.

LTC Properties, Inc. Company Founded in 1992, LTC Properties, Inc. (LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC’s portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including adjusted EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 23, 26 and 27 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. 30